SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------
                            SCHEDULE 14A INFORMATION
                               ------------------

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))

                               TECHNISOURCE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

         (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
         (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
         (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
         (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
         (5) TOTAL FEE PAID:

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         (1) AMOUNT PREVIOUSLY PAID:
         (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
         (3) FILING PARTY:
         (4) DATE FILED:

                               TECHNISOURCE, INC.
                       1901 CYPRESS CREEK ROAD, SUITE 200
                         FORT LAUDERDALE, FLORIDA 33309

                                                                  April 30, 2000


     To our shareholders:

     On behalf of the Board of Directors of Technisource, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida on Wednesday, May 31, 2000, at 10:00 am local time. A Notice of the Annual Meeting, form of proxy, and a Proxy Statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

     We urge you to attend the Annual Meeting. It is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, even if you have previously returned your form of proxy, by following procedures set forth in the Proxy Statement.

     We look forward to seeing you on May 31.

                                                            Yours truly,

                                                            Joseph W. Collard
                                                            Chairman

                               TECHNISOURCE, INC.
                       1901 CYPRESS CREEK ROAD, SUITE 200
                         FORT LAUDERDALE, FLORIDA 33309

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON WEDNESDAY, MAY 31, 2000

                                 ---------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Technisource, Inc. (the "Company") will be held at The Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida on Wednesday, May 31, 2000, at 10:00 a.m., for the following purposes:

         1. To elect seven directors of the company to serve until the 2001 Annual Meeting of Shareholders;

         2. To consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 1,590,000 to 2,090,000 the number of shares of the Company's Stock that may be issued thereunder.

         3. To ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

     The Board of directors has fixed the close of business on April 3, 2000, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       JOSEPH W. COLLARD
                                       Chairman

Fort Lauderdale, Florida
April 30, 2000

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                     TIME, DATE, AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Technisource, Inc. (the "Company") of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on Wednesday, May 31, 2000 at the The Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, FL 33309, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

     The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is April 30, 2000. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1901 Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, and its telephone number is (954) 493-8601.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling, and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, the Company's shareholders will consider and act upon the following matters:

         1. To elect seven directors of the Company to serve until the 2001 Annual Meeting of Shareholders;

         2. To consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 1,590,000 to 2,090,000 the number of shares of the Company's Common Stock that may be issued thereunder.

         3. To ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000;

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below, (b) to consider and vote on a proposal to amend the Technisource, Inc. Long-Term Incentive Plan to increase from 1,590,000 to 2,090,000 the number of shares of the Company's Common Stock that may be issued thereunder, and (c) in favor of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on April 3, 2000, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,354,000 shares of Common Stock issued and outstanding and are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to consider and vote on a proposal to amend the Technisource, Inc.

Long-Term Incentive Plan to increase from 1,590,000 to 2,090,00 the number of shares of the Company's Stock that may be issued thereunder and a proposal to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the year ending December 31, 2000. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Meeting before adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting, either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of April 3, 2000 by: (i) each person known to the Company to beneficially own more than 5% of the Common Stock; (ii) the Company's Named Executive Officers (as defined below); and (iii) all directors and executive officers of the Company as a group. The calculation of the Percentage of Outstanding Shares is based on 10,354,000 shares outstanding on April 3, 2000. Except as otherwise indicated, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                                           AMOUNT OF BENEFICIAL OWNERSHIP
                                                                                    OF COMMON STOCK
                                                                        ------------------------------------
NAME OF BENEFICIAL OWNER                                                   TOTAL SHARES
                                                                           BENEFICIALLY         PERCENTAGE
                                                                               OWNED
                                                                        -----------------    ----------------
Joseph W. Collard (l)                                                          3,493,990               33.7%
James F. Robertson (2)                                                         3,315,530               32.0%
Paul Cozza (3)                                                                   303,158                2.9%
Thomas E. Hoshko                                                                 100,000                1.0%
John A. Morton (4)                                                                12,121                   *
C. Shelton James (5)                                                               5,000                   *
Paul J. Kinyon (6)                                                                 5,000                   *
H. Scott Barrett (7)                                                               5,000                   *
                                                                        -----------------    ----------------
All Executive Officers and Directors as a group (7 persons) (8)                7,239,799               69.9%
                                                                        =================    ================

* Less than 1%.

1) Consists of shares owned by J.W.C. Limited Partnership, of which Mr. Collard is the indirect beneficial owner.
2) Consists of shares owned by J.F.R. Limited Partnership, of which Mr. Robertson is the indirect beneficial owner.
3) Includes 218,158 options to purchase shares of the Company's common stock, which are currently exercisable.
4) Consists of 12,121 options to purchase shares of the Company's common stock, which are currently exercisable.
5) Consists of 5,000 options to purchase shares of the Company's common stock, which are currently exercisable.
6) Consists of 5,000 options to purchase shares of the Company's common stock, which are currently exercisable
7) Consists of 5,000 options to purchase shares of the Company's common stock, which are currently exercisable.
8) Includes 245,279 options to purchase shares of the Company s common stock, which are currently exercisable.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     At the Annual Meeting, seven directors are to be elected to hold office until the 2001 Annual Meeting of Shareholders and until their successors have been elected and qualified. The seven nominees for election as directors are Joseph W. Collard, James F. Robertson, Thomas E. Hoshko, John A. Morton, H. Scott Barrett, C. Shelton James, and Paul J. Kinyon. Each nominee is currently a member of the Board of Directors. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees.

Should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominees named will be unable or unwilling to serve if elected.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S 2001 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.


DIRECTORS                        AGE          POSITION WITH THE COMPANY
---------                        ---          -------------------------
Joseph W. Collard                43           Chief Executive Officer (2)
James F. Robertson               39           Executive Vice President and Chief
                                              Operating Officer (1)
Thomas E. Hoshko                 46           President
John A. Morton                   52           Vice President of Finance and
                                              Chief Financial Officer
H. Scott Barrett                 39           Director (2)
C. Shelton James                 60           Director (1) (2)
Paul J. Kinyon                   42           Director (1) (2)


(1) Member of Audit Committee
(2) Member of Compensation Committee

     JOSEPH W. COLLARD, a founder of the Company, has served as its President and Chief Executive Officer and as a director since the formation of the Company in March 1987. From 1981 to 1987, he served as a computer consultant on a number of projects for, among others, AlliedSignal, Lear Siegler, Mannesmann Demag A.G., General Electric, IBM and Martin Marrieta. Mr. Collard has over 15 years of experience in the IT services industry.

     JAMES F. ROBERTSON, a founder of the Company, serves as its Executive Vice President and Chief Operating Officer and has served as a director since the formation of the Company in March 1987. Prior to 1987, he worked as a software engineer and consultant on a number of projects for, among others, AlliedSignal, General Dynamics, Honeywell, Lear Siegler and United Technologies.

     THOMAS E. HOSHKO joined the Company as its President on January 1, 2000 and was elected as a director in April 2000. Prior to joining the Company, Mr. Hoshko was the Senior Vice President of Mergers and Acquisitions with Modis Professional Services, Inc. from 1996 to 1999 and was the President and Chief Executive Officer of Computer Professionals, Inc. from 1986 to 1995. Mr. Hoshko has over 20 years of experience in the IT services industry.

     JOHN A. MORTON joined the Company as its Vice President of Finance and Chief Financial Officer in November 1997 and was elected as a director in January 1998. Prior to joining the

Company, Mr. Morton was employed as the chief financial officer of Tire Group International, Inc. from 1995 to 1997, as the chief financial officer of Advanced Promotions Technologies, Inc. between 1991 and 1995, and as the controller at Office Depot, Inc. from 1987 to 1991. Mr. Morton is a certified public accountant.

     H. SCOTT BARRETT is the President of Family Products Holding Corporation. Mr. Barrett previously held the position of senior vice president and chief information officer of Republic Industries, Inc., owner of National Car Rental Systems, Inc., Alamo Rent A Car, Inc, and CarTemps USA.

     C. SHELTON JAMES was the President and a director of Fundamental Management Corporation until February 2000 and has previously held numerous positions with Gould, Inc., including the position of President of the Gould Computer Systems Division.

     PAUL J. KINYON is a vice president at AEGON USA Realty Advisors, Inc. He holds an MBA in finance from the University of Chicago.

OTHER 1999 EXECUTIVE OFFICERS

NAME                             AGE          POSITION WITH THE COMPANY
----                             ---          -------------------------
Paul Cozza                       37           Vice President of Sales and
                                              Director of National Sales

     PAUL COZZA joined the Company in 1990 and currently serves as its Vice President of Sales and Director of National Sales. He has served the Company as a recruiting professional, an account manager and a regional manager of the Company's Midwest region. Mr. Cozza has over 14 years of sales experience.

                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     During the fiscal year ended December 31, 1999, the Board of Directors held seven meetings. During such period, all directors attended at least 75% of the meetings of the Company's Board of Directors and committees of which they were a member. In addition to attending meetings, directors discharge their responsibilities through review of Company reports to directors and correspondence and telephone conferences with the Company's executive officers, key employees, and others regarding matters of interest to the Company.

AUDIT COMMITTEE

     The Audit Committee reviews the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent certified public accountants, the scope of other services provided by the Company's independent certified public accountants, proposed changes in the Company's financial accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including selection and retention of the Company's independent certified public accountants. The Audit Committee held four meetings during the year ended December 31, 1999. Messrs. James, Robertson and Kinyon currently serve as members of the committee. Mr. James serves as Chairman of the Audit Committee.

COMPENSATION COMMITTEE

     The Compensation Committee is responsible for recommending to the Board of Directors the salaries, bonuses and other compensation for the Company's executive officers and establishes such compensation levels for the other officers and employees of the Company. The Compensation Committee also administers the Technisource Long-term Incentive Plan (the "Incentive Plan"), including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the Incentive Plan. The Compensation Committee held one meeting during the year ending December 31, 1999. Messrs. Kinyon, Barrett, Collard and James currently serve as members of the Compensation Committee. Mr. Kinyon serves as Chairman of the Compensation Committee.

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company is entitled to receive a fee of $1,500 for attendance at each meeting of the Board of Directors. In addition, each non-employee director is entitled to receive $500 for attendance at each meeting of a committee of the Board of Directors.

     Each non-employee director of the Company is entitled to receive an option to purchase 5,000 shares of Common Stock upon their appointment to the Board of Directors and is entitled to receive an option to purchase 2,500 shares of Common Stock annually thereafter, so long as they continue to serve on the Board of Directors.

     All directors are reimbursed for travel expenses incurred in connection with the performance of their duties as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Three Form 4 filings were not made on a timely basis by Mr. Collard. These Form 4 filings were required as a result of one purchase of Common Stock made in March 1999, three purchases of Common Stock made in September 1999 and four purchases of Common Stock made in November 1999.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation during the fiscal years ended December 31, 1999, 1998 and 1997, earned by the Company's Chief Executive Officer and the three other highest paid executive officers of the Company during 1999 (collectively the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                                                -------------------------------------------------
                                  Annual Compensation                   Awards                     Payouts
                            --------------------------------    ------------------------    ---------------------
                                                                Restricted  Securities
                                              Other Annual      Stock       Underlying      LTIP       All Other
Name and            Year   Salary    Bonus    Compensation       Awards    Options/SARs     Payouts  Compensation
Principal                                                                                                 (1)
Position
                               $           $          $             $                          $          $
-----------------------------------------------------------------------------------------------------------------
Joseph W. Collard     1999   170,400            -         -             -             -           -          500
President and CEO     1998   134,461            -         -             -             -           -          500
                      1997   104,000            -         -             -             -           -       13,665

James F. Robertson    1999   160,400            -         -             -             -           -          500
Executive Vice        1998   129,846            -         -             -             -           -          500
President and COO     1997   104,000            -         -             -             -           -       10,694

Paul Cozza            1999   175,150        143,378       -             -        20,000           -            -
VP and National       1998   175,000         56,250       -             -         1,000           -          500
Sales Director        1997   175,349        143,000       -             -             -           -       16,290

John A. Morton        1999   127,019         25,000       -             -        50,000           -            -
VP and CFO            1998   110,000            -         -             -         1,000           -        7,879
                      1997    14,061            -         -             -        18,182           -            -


(1) Consists of life insurance premiums paid by the Company, the Company's reimbursement of certain personal expenses and matching contributions to the Company's 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth option grants to the Named Executive Officers during the year ended December 31, 1999:

                                                   INDIVIDUAL GRANTS
                      ----------------------------------------------------------------------------
                     NUMBER OF SECURITIES   % OF TOTAL OPTIONS      EXERCISE OR                    GRANT DATE
                      UNDERLYING OPTIONS   GRANTED TO EMPLOYEES      BASE PRICE       EXPIRATION     PRESENT
NAME                    GRANTED (#)(1)        IN FISCAL YEAR        ($/SHARE)(2)         DATE         VALUE
                                                                                                     ($)(3)
---------------------------------------------------------------------------------------------------------------
Paul Cozza                  20,000                  *                   5.44           05/03/09     $ 87,376
John A. Morton              50,000                  *                   5.44           05/03/09     $218,440


* Less than 1% of total options granted during the year ended December 31, 1999.
1) For 1999, all options awarded to the Named Executive Officers by the Compensation Committee were long-term incentive awards granted on May 3, 1999. Each executive officer's options will vest ratably over 4 years. Like all options granted in 1999, vesting is accelerated upon death or permanent disability. Generally, all of the executive officers' options will expire 10 years from the date of grant or earlier if employment terminates.
2) The exercise price per share is the fair market value of the common stock on the date of grant. This is the closing price of the Technisource, Inc. common stock on the NASDAQ National Market on the date of grant.
3) These values were calculated using the Black-Scholes stock option-pricing model. The model, as applied, uses the grant date of May 3, 1999 and the fair market value on that date of $5.44 per share as discussed above. The model also assumes (a) a risk-free rate of return of 5.25% (which was the yield on a U.S. Treasury Strip zero coupon bond with a maturity that approximates the term of the option), (b) a stock price volatility of 88.88%, (c) a constant dividend yield of 0%, and
         (d) an exercise date, on average, of 7 years after grant. The model was not adjusted for non-transferability, risk of forfeiture, or vesting restrictions. The actual value (if any) an executive officer receives from a stock option will depend upon the amount by which the market price of the Technisource, Inc. common stock exceeds the exercise price of the option on the date of exercise. There can be no assurance that the amount stated as "Grant Date Present Value" will actually be realized.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information about the number of aggregated option exercises during the last fiscal year and value of options held by the Named Executive Officers at December 31, 1999:

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                           OPTIONS AT               IN-THE-MONEY OPTIONS
                            ACQUIRED ON      VALUE           FISCAL YEAR-END           AT FISCAL YEAR-END ($)(1)
                              EXERCISE      REALIZED   ----------------------------- -----------------------------
                                (#)           ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                           --------------- ----------- ------------- --------------- ------------ ----------------
    Paul Cozza                   -             -          218,158        21,000      $ 1,253,318        $  8,865
    John A. Morton               -             -           12,121        57,061      $         -        $ 21,975


(1) The option value is based on the difference between the fair market value of the shares on December 31, 1999, which was $5.875 per share, and the option exercise price per share, multiplied by the number of shares of common Stock subject to the option.

401(K) PLAN

     The Company maintains a 401(k) defined contribution plan (the "401(k) Plan"). All employees of the Company are eligible to participate in the 401(k) Plan, pursuant to which each participant may contribute up to 15.0% of eligible compensation (up to a statutorily prescribed annual limit of $10,000 in 1999). The Company may at its discretion match contributions made by employees to the 401(k) Plan. All amounts contributed by the employee participants and earnings on these contributions are fully vested at all times. Employee participants may elect to invest their contributions in various established funds.

LONG-TERM INCENTIVE PLAN

     The Incentive Plan became effective January 1,1998. The Incentive Plan provides for awards ("Awards") consisting of grants of discretionary stock options, formula stock options, IT Professional stock options, stock appreciation rights, restricted stock and performance awards to employees, non-employee directors and other persons who perform services for the Company.

NONQUALIFIED DEFERRED COMPENSATION PLAN

         Effective April 1, 1998, the Company established the Technisource, Inc. Deferred Compensation Plan (the "Plan"). The Plan entitles the participants to a death benefit. The death benefit is a multiple of the participants' annual salary. The participants are guaranteed a minimum 5% return on all salary deferrals. The multiple is dependent upon the percentage of salary deferral elected by each participant. In addition, the Plan allows each participant to defer up to 25% of their annual salary each year. The term of the Plan is ten years.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Joseph W. Collard effective as of January 1, 1998. Under the agreement, Mr. Collard serves as Chief Executive Officer of the Company for a term expiring on January 1, 2003, unless earlier terminated for cause, upon the death or disability of Mr. Collard, or, at the election of Mr. Collard, upon a change in control of the Company. In the event Mr. Collard is terminated without cause or upon a change in control of the Company, in both cases as defined in the agreement, Mr. Collard is entitled to receive as severance compensation his base salary, bonus compensation and annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Collard receives base annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Collard receives base annual compensation of $170,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Collard also receives an annual bonus in an amount to be determined by the Board of Directors, based upon Mr. Collard's and the Company's performance. The agreement also provides that the Company will provide Mr. Collard with the use of an automobile. Mr. Collard is prohibited from competing with the Company during the term of the agreement and for one year after termination thereof.

     The Company entered into an employment agreement with James F. Robertson effective as of January 1, 1998. Under the agreement, Mr. Robertson serves as Executive Vice President and Chief Operating Officer of the Company for a term expiring on January 1, 2003, unless earlier terminated for cause, upon the death or disability of Mr. Robertson, or, at the election of Mr. Robertson, upon a change in control of the Company. In the event Mr. Robertson is terminated without cause or upon a change in control of the Company, in both cases as defined in the agreement, Mr. Robertson is entitled to receive as severance compensation his base salary, bonus compensation and annual stock options until the later to occur of the date 36 months after such termination and January 1, 2003. The agreement provides that Mr. Robertson receives base annual compensation of $160,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Robertson also receives an annual bonus in an amount to be determined by the Board of Directors based upon Mr. Robertson's and the Company's performance. The agreement also provides that the Company will provide Mr. Robertson with the use of an automobile. Mr. Robertson is prohibited from competing with the Company during the term of the agreement and for one year after termination thereof.

     The Company entered into an employment agreement with Thomas E. Hoshko effective as of January 1, 2000. Under the agreement, Mr. Hoshko serves as President of the Company for a three-year term, unless earlier terminated for cause or upon the death or disability of Mr. Hoshko. The term of Mr. Hoshko's employment will be automatically renewed for an additional one-year term unless either Mr. Hoshko or the Company provides notice of their intention not to renew the agreement. In the event Mr. Hoshko is terminated without cause, Mr. Hoshko is entitled to receive as severance compensation his base salary and bonus compensation until the later to occur of the date twelve months after such termination and the end of the term of the agreement. The agreement provides that Mr. Hoshko will receive base annual compensation of $200,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Hoshko is eligible to receive an annual stock option grant in an amount to be determined by the Board of Directors based upon Mr. Hoshko's and the Company's performance. Mr. Hoshko's bonus compensation will be 5% of the growth in the Company's earnings without including interest payments and taxes ("EBIT"). Mr. Hoshko is prohibited from competing with the Company during the term of the agreement and for two years after termination thereof.

     The Company entered into an employment agreement with Paul Cozza effective as of January 1, 1998. Under the agreement, Mr. Cozza serves as Vice President of Sales and Director of National Sales of the Company for a three-year term, unless earlier terminated for cause or upon the death or disability of Mr. Cozza. The term of Mr. Cozza's employment will be automatically renewed for an additional one-year term unless either Mr. Cozza or the Company provides notice of their intention not to renew the agreement. In the event Mr. Cozza is terminated without cause, Mr. Cozza is entitled to receive as severance compensation his base salary, bonus compensation, and annual stock options until the later to occur of the date twelve months after such termination and the end of the term of the agreement. The agreement provides that Mr. Cozza will receive base annual compensation of $175,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Cozza is eligible to receive an annual stock option grant in an amount to be determined by the Board of Directors based upon Mr. Cozza's and the Company's performance. Mr. Cozza received a bonus of $75,000 for 1999. After 1999, Mr. Cozza's bonus will be determined by the Board of Directors based upon Mr. Cozza's and the Company's performance. Mr. Cozza is prohibited from competing with the Company during the term of the agreement and for two years after termination thereof.

     The Company entered into an employment agreement with John A. Morton effective as of November 11, 1997. Under the agreement, Mr. Morton serves as Vice President of Finance and Chief Financial Officer of the Company for a three-year term, unless earlier terminated for cause or upon the death or disability of Mr. Morton. The term of Mr. Morton's employment will be automatically renewed for an additional one-year term unless either Mr. Morton or the Company provides notice of their intention not to renew the agreement. In the event Mr. Morton is terminated without cause, Mr. Morton is entitled to receive as severance compensation his base salary, bonus compensation, and annual stock options until the later to occur of the date twelve months after such termination and the end of the term of the agreement. The agreement provides that Mr. Morton will receive base annual compensation of $125,000 for each year during the term of the agreement, subject to an annual increase in an amount to be determined by the Board of Directors. Under the agreement, Mr. Morton is eligible to receive an annual bonus and an annual stock option grant in amounts to be determined by the Board of Directors based upon Mr. Morton's and the Company's performance. Mr. Morton is prohibited from competing with the Company during the term of the agreement and for two years after termination thereof. Mr. Morton has received an option to purchase shares of Common Stock at an exercise price equal to $8.25 per share, based on an assumed initial public offering price of $11.00 per share. These options vest over a three-year period beginning November 11, 1997 and expire on November 11, 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All decisions regarding compensation of the Company's executive officers are subject to the authority of the Compensation Committee. Mr. Collard is a member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for recommending to the Board of Directors the salaries, bonuses and other compensation for the Company's executive officers and will establish such compensation levels for the other officers and employees of the Company. The Compensation Committee is also responsible for administering the Technisource Long-Term Incentive Plan, including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the Incentive Plan.

     In determining the compensation of the Company's executive officers, the Compensation Committee takes into account all factors that it considers relevant, including business conditions in general and the Company's performance during the year in light of such conditions, the market compensation for executives of similar background and experience, and the performance of the specific executive officer under consideration and the business area of the Company for which such executive officer is responsible. The structure of each executive compensation package is weighted towards incentive forms of compensation so that such executive's interests are aligned with the interests of the shareholders of the Company. The Compensation Committee believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to shareholders in the success of the Company.

     As indicated above, the Company has entered into an employment agreement with Mr. Collard dated as of January 1, 1998, with Mr. Collard serving as the Company's Chief Executive Officer. As Chief Executive Officer, Mr. Collard's bonus and stock option compensation is directly related to corporate performance.

     The Compensation Committee believes that the Company successfully weathered a difficult year for the IT services industry in 1999 and that management was successful in positioning the company to take advantage of future business opportunities. The Compensation Committee determined to recommend that the Company not change the current compensation levels for its executive officers, including its Chief Executive Officer.

Compensation Committee:

         Paul J. Kinyon
         H. Scott Barrett
         C. Shelton James
         Joseph W. Collard

PERFORMANCE GRAPH

     The graph below compares the twelve month total return to shareholders (stock price appreciation/depreciation) for Technisource, Inc. common stock with the comparable returns of two indexes: the NASDAQ Stock Market (US) and the NASDAQ Computer & Data Processing Services Stocks. The graph assumes that shareholders invested $100.00 in Technisource common stock and in each of the indexes on June 25, 1998. Points on the graph represent the performance as of the last business day of each of the years indicated.

COMPARISON OF TWELVE MONTH TOTAL RETURN TO STOCKHOLDERS

                               [GRAPHIC OMITTED]

                                                                      6/25/98          12/31/98         12/31/99
                                                                    -------------    -------------    -------------
     TSRC                                                             $100.00          $ 89.77        $  53.41
     NASDAQ Stock Market (US)                                         $100.00          $119.32        $221.31
     NASDAQ Computer & Data Processing Services                       $100.00          $121.98        $238.70


     If a shareholder invested $100.00 in Technisource common stock on the date the Company's common stock commenced trading on the NASDAQ National Market (June 25, 1998), such shareholder's investment would have decreased to $53.41 by the end of 1999. This compares with a $100.00 investment growing to $221.31 in the NASDAQ Stock Market Index (US) and to $238.70 in the NASDAQ Computer & Data Processing Services Index.

                                   PROPOSAL 2:

TO CONSIDER AND VOTE ON A PROPOSAL TO AMEND THE TECHNISOURCE, INC. LONG-TERM INCENTIVE PLAN TO INCREASE FROM 1,590,000 TO 2,090,000 THE NUMBER OF SHARES OF THE COMPANY'S STOCK THAT MAY BE ISSUED THEREUNDER.

     On April 3, 2000, the Board of Directors adopted, subject to shareholder approval, an amendment to the Technisource, Inc. Long-Term Incentive Plan (the "Plan"), to increase from 1,590,000 to 2,090,000 the number of shares of the Company's Common Stock that may be issued thereunder. As of March 31, 1999, options to purchase 1,474,432 shares of Common Stock had been granted under the Plan.

     The purpose of the Plan is to promote the interests of the Company and its shareholders, to promote the Company's success by providing an additional incentive to employees to continue in the service of the Company, and to give employees an interest similar to shareholders in the success of the Company.

         GENERAL. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is it a qualified plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was adopted effective January 1, 1998. In addition to the Plan, the Company has written agreements with each of the Participants describing the terms of the grants.

         PURPOSE. The purpose of the Plan is to provide awards ("Awards") consisting of grants of discretionary stock options, stock appreciation rights, restricted stock and performance awards to key employees, consultants and other persons who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. The Company expects that the Plan will also assist the Company and its subsidiaries in attracting and retaining key persons.

         ADMINISTRATION OF THE PLAN. The Plan is administered by a committee (the "Committee") appointed by the Company's Board of Directors (the "Board") and comprised of at least two directors of the Company who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

         The Committee has the authority under the Plan to select the individuals to whom Awards will be granted, determine the type, size and terms and conditions of Awards and construe and interpret the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons and for all purposes. A majority of the Committee constitutes a quorum for purposes of administering the Plan, and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan.

         SECURITIES SUBJECT TO THE PLAN. The Board of Directors of the Company recommends that the number of shares of Common Stock available for issuance be increased to 2,090,000 shares. Currently, an aggregate of 1,590,000 shares of Common Stock have been reserved for issuance under the Plan, subject to adjustment to give effect to future changes in the number of outstanding shares of common stock of the Company by virtue of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other similar change. Shares issued pursuant to exercises of options granted under the Plan shall be issued from the Company's authorized but unissued common stock or from issued shares that have been reacquired by the Company.

         ELIGIBILITY. The Committee may grant Awards to any employee, non-employee director, consultant, advisor, or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan ("Participant").

         AWARDS. Awards under the Plan may be in the form of grants of discretionary stock options, formula stock options, IT Professional stock options, stock appreciation rights, restricted stock and performance awards as determined by the Committee in its sole and absolute discretion.

         DISCRETIONARY STOCK OPTIONS. Participants in the Plan are eligible to receive grants of stock options ("Discretionary Stock Options"), as determined by the Committee in its sole and absolute discretion. Awards of Discretionary Stock Options pursuant to the Plan may be in the form of incentive stock options ("ISO") or nonqualified stock options ("NSO"). An ISO is an award that qualifies as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only Participants who are employees of the Company are eligible to receive grants of incentive stock options. Discretionary Stock options may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form as the Committee deems appropriate at the time of grant. Summarized below are certain provisions of the Plan relating to the grant of Discretionary Stock Options.

                  EXERCISE PRICE. Except with respect to option grants to Ten Percent Shareholders (as defined below), the exercise price of each share of the Company's common stock subject to a Discretionary Stock Option that is an ISO shall equal the exercise price designated by the Committee on the date the option is granted, but shall not be less than the fair market value of the Common Stock on the date the Discretionary Stock Option is granted. In general, "fair market value" with respect to a particular date is defined as the average of the high and low sale prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System on that date. If trading in the Common Stock or a price quotation does not occur on the date as of which fair market value is being determined, the next preceding date on which the Common Stock was traded or a price was quoted shall determine the fair market value. If the Common Stock is not publicly traded on the date as of which fair market value is being determined, the Board of Directors of the Company shall determine the fair market value of the Common Stock as of that date, using such factors as the Board of Directors considers relevant, such as the price at which recent sales have been made, the book value of the Common Stock, and the Company's current and projected earnings. An ISO granted to an individual who, on the date of grant, owns stock equating more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "Ten Percent Shareholder"), shall be granted at an exercise price of 110% of the fair market value of the Company's common stock on the date of grant. The exercise price with respect to shares of the Common Stock subject to a Discretionary Stock Option that is a NSO will be determined by the Committee on the date the Discretionary Stock Option is granted.

                  TIME OF EXERCISE. A Discretionary Stock Option shall be exercisable in whole or in part by the Participant on the date or dates specified by the Committee. The Committee may provide that a Discretionary Stock Option becomes exercisable in installments over a period of years or upon the attainment of stated goals. The Committee, in its sole and absolute discretion, may accelerate the date or dates on which the Discretionary Stock Option becomes exercisable at any time.

                  EXPIRATION OF OPTIONS. In general, each Discretionary Stock Option that is an ISO shall expire on the earliest of (i) ten years from the date of its grant, or such earlier date as may be set by the Committee in establishing terms of the Discretionary Stock Option, (ii) in the case of a Ten Percent Shareholder, five years from the date of grant, or such earlier date as may be set by the Committee in establishing the terms of the Discretionary Stock Option, (iii) one year after the date of the Participant's death, (iv) in the case of total and permanent disability of Participant resulting in termination of employment with the Company, one year after the Participant's last day of employment, (v) in the event of termination of employment for any reason other than death or disability, 3 months following the last day the Participant is employed by the Company, or (vi) in the event a Participant is terminated "for cause," any unexercised part of the Discretionary Stock Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company.

                  In general, each Discretionary Stock Option that is a NSO shall expire on the date set by the Committee in establishing the terms of the Discretionary Stock Option but may expire on the earliest of (i) one year after the date of the Participant's death, (ii) in the case of total and permanent disability of a Participant resulting in termination of employment with the Company, one year after the Participant's last day of employment, (iii) in the event of termination of employment for any reason other than death or disability, 3 months following the last day the Participant is employed by the Company, or (iv) in the event a Participant is terminated "for cause," any unexercised part of the Discretionary Stock Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company.

                  In the event of a change of a control of the Company, the Company's Board of Directors may vote to immediately terminate or accelerate the exercisability of the Options. If the Options are terminated, the Company shall pay the Option holders a cash payment equal to the difference between the exercise price and the fair market value of the shares that would have been subject to the terminated Option.

                  TRANSFERABILITY. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no Discretionary Stock Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  MAXIMUM OPTION GRANTS. The aggregate Fair Market Value determined on the Date of Grant, of stock in the Company with respect to which any ISO's under the Plan and all other plans of the Company or its Subsidiaries (within the meaning of Section 422(b) of the Code) may be exercisable by any individual for the first time in an calendar year shall not exceed $100,000.

                  METHOD OF EXERCISE. A Discretionary Stock Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Discretionary Stock Option (a) delivers written notice to the Company of the decision to exercise, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         FORMULA STOCK OPTIONS. The Plan provides for automatic grants of NSO's to non-employee Board members ("Formula Options"). Each non-employee Board member shall receive a Formula Option to purchase five thousand (5,000) shares of Common Stock upon his or her initial election and qualification as a non-employee Board member, and, thereafter, shall be automatically granted a Formula Option to purchase two thousand, five hundred (2,500) shares of Common Stock upon re-election and qualification as a non-employee Board member. Summarized below are certain provisions of the Plan relating to the grant of Formula Options.

                  EXERCISE PRICE. The per share exercise price of the Formula Option shall be equal to 100% of the fair market value of the shares of Common Stock on the date of grant.

                  TIME OF EXERCISE. Each Formula Option becomes exercisable with respect to 100 percent (100%) of the underlying shares on the first anniversary of the date of grant.

                  EXPIRATION OF OPTION. If a non-employee Board member ceases to serve as a director of the Company, each Formula Option shall expire on the earliest of (i) one year after the date of the option holder's death, (ii) in the case of total and permanent disability of an option holder resulting in termination of service as a director of the Company, one year after the Participant's last day of service as a director, or (iii) in the event of termination of service as a director of the Company for any reason other than death or disability, three months following the last day of the Participant's service as a director of the Company.

                  TRANSFERABILITY. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no Formula Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  METHOD OF EXERCISE. A Formula Option granted under the Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company of the decision to exercise, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         IT PROFESSIONAL OPTIONS. Consultants hired by the Company (an "IT Professional") are eligible to receive grants of stock options ("IT Professional Options"), as determined by the

Committee in its sole and absolute discretion. Summarized below are certain provisions of the Plan relating to the grant of IT Professional Options.

                  EXERCISE PRICE. The purchase price of the shares of Common Stock subject to each IT Professional Option shall be equal to one hundred percent (100%) of the fair market value as of the date of grant.

                  TIME OF EXERCISE. An IT Professional Option shall become exercisable after 180 days, measured from the date of grant.

                  EXPIRATION OF OPTION. Each IT Professional Option shall terminate not more than ten (10) years from the date of the grant, or at such earlier time as the IT Professional Option agreement may provide. If an IT professional's employment with the Company is terminated, all of such person's unvested IT Professional Options shall immediately terminate. Vested options shall terminate 90 days from the date of termination of employment.

                  TRANSFERABILITY. Unless otherwise permitted by applicable laws and approved in advance by the Committee, no IT Professional Option granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

                  METHOD OF EXERCISE. An IT Professional Option granted under this Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company of the decision to exercise,
(b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (c) complies with such other reasonable requirements as the Committee may establish.

         STOCK APPRECIATION RIGHTS. Participants in the Plan are eligible to receive grants of stock appreciation rights ("SARs"), as determined by the Committee in its sole and absolute discretion. Awards of SARs pursuant to the Plan may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. SARs may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form as the Committee deems appropriate at the time of grant. Summarized below are certain provisions of the Plan relating to the grant of SARs.

                  EXERCISE PRICE. Upon the exercise of the right and at the discretion of the Committee, the Plan permits grants to Participants of rights to receive cash and/or shares equal in value to the excess, if any, of the then per share fair market value over the specified base price per share, multiplied by the number of shares as to which the right is being exercised. At the time of the grant of an SAR, the Committee shall specify the base price of Common Stock to be used in connection with the exercise of the SAR, provided that the exercise price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant, unless approved by the Board.

                  TIME OF EXERCISE. The Committee shall decide the time or times when an SAR will be exercisable. An SAR may not be exercisable earlier than the six (6) month period following the date of grant. The Committee, in its sole and absolute discretion, may accelerate the exercisability of any SAR at any time.

                  TRANSFERABILITY. No SAR granted under the Plan is assignable or transferable by a Participant other than by will or by the laws of descent and distribution.

         RESTRICTED STOCK. The Committee may grant to a Participant an Award of Common Stock subject to future service and such other restrictions and conditions as the Committee may determine ("Restricted Stock"). The Committee will determine, when each Restricted Stock Award is made, the terms of the Restricted Stock Award, including the price, if any, to be paid by the Participant for the Restricted Stock, the restrictions placed on the shares and the time or times when the restrictions will lapse. Summarized below are certain provisions of the Plan relating to the grant of Restricted Stock.

                  TRANSFERABILITY. Restricted Stock shares granted under the Plan may not be assigned, sold, transferred, pledged, or otherwise alienated or hypothecated prior to the end of the applicable period of restriction established by the Committee at the date of grant and, in no event, absent Committee approval, prior to the six (6) month period from the date of the Award.

                  OTHER RESTRICTIONS. The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award.

                  RIGHTS OF HOLDERS OF RESTRICTED STOCK. Except for restrictions on transfer and other restrictions imposed by the Committee, the Participant shall be the owner of the restricted stock and shall have all the rights of a shareholder, including the right to receive dividends or other distributions paid with respect to such Restricted Stock and the right to vote such Restricted Stock. If any dividends or distributions are paid in shares of stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock shares with respect to which they were paid.

                  REMOVAL OF RESTRICTIONS. The Secretary of the Company shall hold the certificate or certificates representing the Restricted Stock share issued under the Plan, properly endorsed for transfer, on behalf of each Participant who holds such shares, until such time as the Restricted Stock shares are forfeited, resold to the Company, or the restrictions lapse.

         PERFORMANCE AWARDS. Participants are eligible to receive cash or stock awards subject to performance conditions specified by the Company ("Performance Awards"). The performance conditions may include continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company performance. Settlement of Performance Awards may be in cash or shares of Common Stock, or other property, in the discretion of the Committee. The Committee may also, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award that is subject to Code Section 162(m).

         RESTRICTIONS ON RESALE. Any person that is not an "affiliate" of the Company generally may reoffer or resell shares of Common Stock received upon exercise of an option without restriction under the Securities Act. In contrast, any person receiving shares of Common Stock upon exercise of an option who is an "affiliate" of the Company generally may reoffer or resell such shares only pursuant to (i) a registration statement filed under the Securities Act (the Company having no obligation to file such a registration statement), (ii) an appropriate exemption from the registration requirements of the Securities Act, or (iii) Rule 144 under the Securities Act.

         DURATION OF PLAN. Awards may be granted under the Plan only during the ten-year period immediately following the effective date of the Plan. Accordingly, options may not be granted under the Plan after January 1, 2008.

         AMENDMENT AND TERMINATION. The Plan may be amended by the Board subject to the approval of the stockholders of the Company. The Plan shall terminate ten
(10) years from the earlier of the date of its adoption by the Board or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award agreements executed prior to the effective date of such termination.

         DESIGNATION OF BENEFICIARY. Each Participant shall designate a beneficiary to receive, in the event of the Participant's death, any rights to which the Participant may be entitled under the Plan. Designation of a beneficiary by a Participant shall be made in writing and shall be filed with the Committee. If no such beneficiary is designated or if the beneficiary so designated does not survive the Participant, the estate of such Participant shall be deemed to be his beneficiary. A Participant may, by written notice to the Committee, change his beneficiary designation.

         FEDERAL INCOME TAX CONSEQUENCES.

                  INCENTIVE STOCK OPTIONS. If an ISO is granted to a Participant in accordance with the terms of the Plan, no income will be recognized by such Participant at the time the ISO is granted.

                  Generally, upon exercise of an ISO granted under the Plan, a Participant will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the Participant to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO under the Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the Participant disposes of shares of stock acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the Participant will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the Participant on the disqualifying disposition over the fair market value of the shares on the date of exercise of such ISO will ordinarily constitute capital gain. In the case of a Participant subject to the restrictions contained in Section 16(b), promulgated under the Securities Exchange Act of 1934 ("Section 16(b)"), the relevant date in measuring the Participant's ordinary income and the

Company's tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses, or (ii) the date of exercise of the ISO.

                  Delivery of shares upon exercise of an ISO granted under the Plan is subject to any required withholding taxes. A person exercising an ISO may, as a condition precedent to receiving the shares, be required to pay the Company a cash amount equal to the amount of required withholdings.

                  NONQUALIFIED STOCK OPTIONS. A Participant who receives a grant of a NSO in accordance with the terms of the Plan will recognize income at the time the NSO is granted unless the NSO does not have a readily ascertainable fair market value and the grant of the NSO does not constitute a transfer of the underlying stock.

                  Upon exercise of a NSO granted under the Plan, a Participant will recognize as ordinary income the excess of the fair market value of the shares of stock received on the date of exercise over the NSO exercise price. Upon the sale of the stock by the Participant, the difference between the amount realized in the sale and the fair market value of the stock on the date the NSO was exercised is generally recognized by the Participant as a capital gain or loss. Upon the exercise of the NSO, the Company receives a deduction equal to the amount included in income by the Participant. The Company will generally not be allowed any deductions unless it makes any required withholdings with respect to the income recognized by the Participant.

                  SARS. A Participant who receives a grant of an SAR in accordance with the terms of the Plan will recognize as ordinary income the value of the consideration received by the Participant upon exercise of the SAR. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income upon exercise of the SAR. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

                  RESTRICTED STOCK. A Participant who receives a grant of Restricted Stock in accordance with the terms of the Plan will recognize as ordinary income the excess of the fair market value of the shares over the amount paid for such shares at the time the shares become transferable or are no longer subject to forfeiture. However, the Participant may make an election under Section 83(b) of the Code to be taxed in the year the restricted stock is granted. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income (i) when the shares become nonforfeitable,
(ii) when the Participant makes an election under Section 83(b) of the Code, or
(iii) when the Company cancels the restriction on the shares. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

                  PERFORMANCE AWARD. A Participant who receives a Performance Award in accordance with the terms of the Plan will typically incur taxation following satisfaction of the performance conditions specified by the Company and receipt of cash or stock without any transfer or forfeiture restriction. The Company is entitled to a deduction in an amount equal to the amount included in the Participant's income. The Company will generally not be allowed any deductions unless it makes proper withholdings with respect to the income recognized by the Participant.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to grants of awards under the Plan. It is emphasized that, while the Company believes that the foregoing statements are correct based on existing provisions of the Code and the interpretations thereof, no assurance can be given that legislative, administrative, or judicial changes or interpretations will not occur that would modify such statements. Also, individual financial situations may vary and state and local taxation may be significant.

OPTIONS GRANTED UNDER PLAN

                                                                                                    NUMBER OF
                                                                            WEIGHTED AVERAGE      OPTIONS AS OF
                                        NAME                POSITION         EXERCISE PRICE          3/31/00
                                ----------------------   ---------------  ------------------- ---------------------
NAMED EXECUTIVE OFFICERS        Joseph W. Collard        CEO                   $        -                     -
                                James F. Robertson       COO                   $        -                     -
                                John A. Morton           CFO                   $      6.18                69,182
                                Paul Cozza               National Sales        $      5.45                21,000

ALL CURRENT EXECUTIVE OFFICERS  All Executive Officers   Various               $      5.92               240,182

ALL CURRENT BOARD OF  DIRECTOR
        MEMBERS                 Joseph W. Collard        CEO                   $        -                     -
                                James F. Robertson       COO                   $        -                     -
                                John A. Morton           CFO                   $      6.18                69,182
                                H. Scott Barrett         Director              $     10.00                 5,000
                                C. Shelton James         Director              $      5.75                 5,000
                                Paul Kinyon              Director              $      5.75                 5,000

ALL CURRENT BOARD OF DIRECTOR
       MEMBERS                  All Directors                                  $      6.36                84,182

ALL EMPLOYEES, INCLUDING
       NON-EXECUTIVE OFFICERS   All Employees            Various               $      7.09             1,001,092

DIRECTOR NOMINEE                Thomas E. Hoshko         President             $      5.88               150,000


         ADDRESS FOR ADDITIONAL INFORMATION. Additional information concerning the Plan and its administration by the Committee may be obtained by contacting Technisource, Inc., 1901 West Cypress Creek Road, Suite 200, Ft. Lauderdale, Florida 33309, Attention: Secretary, telephone number (954) 493-8601.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE TECHNISOURCE, INC. LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 3:

          RATIFY THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

     The firm of KPMG LLP, certified public accountants, served as the Company's independent certified public accountants for the year ended December 31, 1999. KPMG LLP has advised the Company that the firm does not have any direct or indirect financial interest in the Company or its subsidiaries, nor has such firm had any such interest in connection with the Company or its subsidiaries during the past year, other than in its capacity as the Company's independent certified public accountants. The Board of Directors has appointed KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000. Although the Board is not required to do so, it is submitting its selection of the Company's independent certified public accountants for ratification at the Annual Meeting, in order to ascertain the views of its shareholders. The Board will not be bound by the vote of the shareholders; however, if the selection is not ratified, the Board will reconsider its selection. Representatives of KPMG LLP will be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                  ANNUAL REPORT

     The Company's 1999 Annual Report to Shareholders, including financial statements for the year ended December 31, 1999, is being distributed to all shareholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available free of charge upon request. To obtain such additional copies, please contact the Company's Investor Relations Department at
(954) 493-8601.

                              SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement for action at the 2001 Annual Meeting of Shareholders must comply with the

Company's Bylaws and the rules and regulations of the Securities and Exchange Commission then in effect. Such proposal must have been mailed to the Company at its offices at 1901 Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, Attention: Secretary, and must be received by the Company before December 15, 2000.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

Typesetter: MG   Date: 4/28/00   Time: 9:40 AM    Proof: #2
Proxy received: 4/27/00   Time: 11:15 AM
Coordinator: Karen Lazar                                                                                     [ILLEGIBLE]
Etx.: 8360   Fax: 8310                                                                          ------------------------------------
Client: Dixie Newton   Fax: 954-928-1316                                                        WHEN THE PROXY IS OKAYED PLEASE SIGN
                                                                                                            & DATE IT ABOVE

                                                   Please date, sign and mail your
                                                proxy card back as soon as possible!

                                                   Annual Meeting of Shareholders
                                                         TECHNISOURCE, INC.

                                                            May 31, 2000

                                           Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL AGENDA ITEMS.

A [X] Please mark your
      votes as in this
      example.
                  FOR all nominees          WITHHOLD
                  listed at right          AUTHORITY
                (except as marked to  to vote for nominees
                 the contrary below)     listed at right
1. Election of                                               Nominees: Joseph W. Collard    (2) To consider and vote on a proposal
   seven (7)           [ ]                     [ ]                     James F. Robertson       to amend the Technisource, Inc.
   directors to                                                        Thomas E. Hoshko         Long-Term Incentive Plan to Increase
   serve until the 2001 Annual Meeting of Shareholders.                John A. Morton           from 1,690,000 to 2,090,000 the
                                                                       C. Shelton James         number of shares of the Company's
                                                                       Paul J. Kinyon           Common Stock that may be issuable
                                                                       H. Scott Barreti         thereunder.

                                                                                                  FOR        AGAINST     ABSTAIN
                                                                                                  [ ]          [ ]         [ ]

                                                                                            (3) To ratify the appointment of KPMG
                                                                                                LLP as independent accountants of
                                                                                                the fiscal year 2000.

                                                                                                  FOR        AGAINST     ABSTAIN
                                                                                                  [ ]          [ ]         [ ]

                                                                                            (4) Upon any and all other business
                                                                                                which may properly come before the
                                                                                                Annual Meeting.

                                                                                            This Proxy, which is solicited on behalf
                                                                                            of the Board of Directors, will be voted
                                                                                            FOR the matters described in paragraphs
                                                                                            (1), (2) and (3) unless the shareholder
                                                                                            specifies otherwise, (in which case it
                                                                                            will be voted as specified).


SIGNATURE: _____________________________ DATED: __________, 2000    SIGNATURE: _____________________________ DATED: __________, 2000

NOTE:    Please sign exactly as name or names appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.


Typesetter: MG   Date: 5/1/00   Time: 9:00 AM   Proof: #2
Proxy received: 4/27/00   Time: 11:15 AM
Coordinator: Karen Lazar                                                                                 [ILLEGIBLE] - 5/1/00
Etx.: 8360   Fax: 8310                                                                          ------------------------------------
Client: Dixie Newton   Fax: 954-928-1316                                                        WHEN THE PROXY IS OKAYED PLEASE SIGN
                                                                                                            & DATE IT ABOVE


------------------------------------------------------------------------------------------------------------------------------------

PROXY                                                    TECHNISOURCE, INC.                                                    PROXY
                                           (Solicited on behalf of the Board of Directors)

     The undersigned holder of common stock of Technisource, Inc. revoking all proxies heretofore given hereby constitutes and appoints Joseph W. Collard and James F. Robertson, and each of them Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Technisource, Inc. to
be held at The Westin of Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on be held May 31, 2000, and at any adjournment or postponement thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

     EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THIS PROXY AND IN
THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. WHERE NO CHOICE IS SPECIFIED, THIS
PROXY WILL BE VOTED FOR ALL LISTED NOMINEES TO SERVE AS DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

                                     PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

------------------------------------------------------------------------------------------------------------------------------------